Exhibit 32.2

                                  CERTIFICATION

     In connection with the Quarterly Report of GPC Capital Corp. II on Form 10-Q for the period ended March 28, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John E. Hamilton, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GPC Capital Corp. II.


Date: May 11, 2004


                                        By: /s/ John E. Hamilton
                                            __________________________________
                                            John E. Hamilton
                                            Vice President, Secretary and
                                            Assistant Treasurer and Director
                                            (chief financial officer)